                                                                      Exhibit 21
                                                                      ----------

 H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
 AS OF NOVEMBER 30, 1994

                                                                          PERCENTAGE
                                                         JURISDICTION OF  OF VOTING
                SUBSIDIARY                                 ORGANIZATION   SECURITIES
 ------------------------------------------------------  ---------------  ----------
 H.B. Fuller Company                                      United States
   Branches:  Indonesia, Korea, Netherlands (LPD)
 H.B. Fuller Company Puerto Rico, Inc.                    United States       100.0
 H.B. Fuller International Inc.                           United States       100.0
   Branches:  Australia, Hong Kong, Singapore
 ChemEquity, Inc.                                         United States       100.0
   ChemEquity Communications, Inc.                        United States       100.0
 F.A.I. Trading Company                                   United States       100.0
 Fiber-Resin Corporation                                  United States       100.0
 H.B. Fuller Automotive Products, Inc.                    United States       100.0
 Lombard Acquisition Corporation                          United States       100.0
   H.B. Fuller Automotive Technology Systems, Inc.        United States       100.0
 Foster Products Corporation                              United States       100.0
 TEC Incorporated                                         United States       100.0
 H.B. Fuller Licensing & Financing Inc.                   United States       100.0
 Aireline, Inc.                                           United States       100.0 note a

 Kativo Chemical Industries, S.A.                            Panama            88.8
   (See listing of subsidiaries on the following pages.)
 Pinturas Centroamericanas Costa Rica S.A.                 Costa Rica          80.0
   Mundo de Colores Pintica, S.A.                          Costa Rica         100.0
 Pinturas Ecuatorianas, S.A.                                 Ecuador          100.0
 Distribuidora Americana, S.A.                               Ecuador          100.0
 Glidden Panama S.A.                                         Panama           100.0
 Glidden Avenida Nacional, S.A.                              Panama           100.0
   Glidden Colon, S.A.                                       Panama           100.0
   Glidden Chitre, S.A.                                      Panama           100.0
   Glidden David, S.A.                                       Panama           100.0
   Glidden Bethania, S.A.                                    Panama           100.0
 Glidden El Dorado, S.A.                                     Panama           100.0
   Glidden Via Espana, S.A.                                  Panama           100.0
   Glidden Chorrera, S.A.                                    Panama           100.0
 Fabrica Pinturas Glidden, S.A.                              Panama           100.0

 H.B. Fuller Austria GesmbH                                  Austria          100.0
 H.B. Fuller Belgium N.V./S.A.                               Belgium           99.8 note b
 Harved Oy                                                   Finland          100.0
 H.B. Fuller GmbH, Luneburg                                  Germany           99.9
   Karl Sager, GmbH                                          Germany          100.0
   H.B. Fuller GmbH, Munich                                  Germany          100.0
   Isar-Rakoll Chemie, GmbH                                  Germany          100.0 note a
   H.B. Fuller France S.A.                                   France            99.9 note c
   H.B. Fuller Blattmann AG                                Switzerland         65.0
 H.B. Fuller Italia s.r.l.                                    Italy            97.0 note d
   H.B. Fuller SICAM S.p.A.                                   Italy           100.0
   H.B. Fuller (Jersey) Limited                              Jersey           100.0
 H.B. Fuller Nederland B.V.                                Netherlands        100.0
 Prakoll, S.A.                                                Spain           100.0
 H.B. Fuller Sverige AB                                      Sweden           100.0
 H.B. Fuller Holdings Limited                                 U.K.            100.0
   H.B. Fuller U.K. Limited                                   U.K.            100.0
   H.B. Fuller Coatings Limited                               U.K.            100.0

                                                                      Exhibit 21
                                                                      ----------

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
AS OF NOVEMBER 30, 1994


                                                             PERCENTAGE
                                             JURISDICTION OF  OF VOTING
                SUBSIDIARY                    ORGANIZATION   SECURITIES
 ----------------------------------------    --------------- -----------
 H.B. Fuller Canada, Inc.                        Canada           100.0

 H.B. Fuller Company Australia Pty. Ltd.        Australia         100.0
 H.B. Fuller (China) Adhesives Ltd.               China            95.0
 H.B. Fuller India Private Limited                India           100.0 note a
 H.B. Fuller Japan Company, Ltd.                  Japan           100.0
 H.B. Fuller Korea Co., Ltd.                      Korea           100.0
 H.B.F. Adhesives (Malaysia) Sdn. Bhd.          Malaysia          100.0
 H.B. Fuller Company (N.Z.) Ltd.               New Zealand         99.9
 H.B. Fuller Holdings (NZ) Ltd.                New Zealand         99.9
   H.B. Fuller Powder Coatings (NZ) Ltd        New Zealand        100.0
     H.B. Fuller Powder Coatings Pty. Ltd.      Australia         100.0
 H.B. Fuller (Philippines), Inc.               Philippines         80.0
 H.B. Fuller-Realty (Philippines) Company      Philippines         40.0
 H.B. Fuller Taiwan Company Ltd.                 Taiwan           100.0
 H.B. Fuller (Thailand) Co., Ltd.               Thailand          100.0

 Multi-Clean Products Pty. Ltd.                 Australia         100.0 note a
 Multi-Clean (Lebanon) S.A.R.L.                  Lebanon          100.0 note a
 H.B. Fuller Lebanon S.A.R.L.                    Lebanon          100.0 note a
 Nippon Tilement Company, Ltd.                    Japan             9.2

 ----------------------------------------
 Notes:

   a  Shell corporation

   b An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg

   c An additional 0.1% of the outstanding voting securities is owned by H.B. Fuller Company

   d An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

                                                                      Exhibit 21
                                                                      ----------

 KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
 AS OF SEPTEMBER 30, 1994

                                                                                                    PERCENTAGE
                                                                               JURISDICTION OF       OF VOTING
              SUBSIDIARY                     OWNER OF VOTING SECURITIES         ORGANIZATION        SECURITIES
 ---------------------------------------- --------------------------------- --------------------- ----------------
 Chemical Supply, S.A.                    Chemical Supply Corporation             Argentina               100.00 *
 H.B. Fuller Argentina, S.A.              Kativo Chemical Industries, S.A.        Argentina               99.995
                                          H.B. Fuller Company                                              0.005
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Latin America                Kativo Chemical Industries, S.A.         Bahamas                100.00 *
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Bolivia, Ltda.               Kativo Chemical Industries, S.A.         Bolivia                 50.00
                                          Chemical Supply Corporation                                      50.00
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Brasil, Ltda.                Kativo Chemical Industries, S.A.         Brazil                100.000
                                          Kativo de Panama, S.A.                                       #REF!
 H.B. Fuller Brasil - Sul, Ltda.          H.B. Fuller Brasil, Ltda.                Brazil                  16.75
                                          Chemical Supply Corporation                                      27.28
                                          Kativo Chemical Industries, S.A.                                 55.97
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Chile, S.A.                  Kativo Chemical Industries, S.A.          Chile                  99.99
                                          Minority                                                          0.01
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Colombia, Ltda.              Kativo Chemical Industries, S.A.        Colombia                 98.01
                                          Minority                                                          1.99
- --------------------------------------------------------------------------------------------------------------------
 Kativo Costa Rica, S.A.                  Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Kativo Comercial, S.A.                   Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Reca Quimica, S.A.                       Kativo Chemical Industries, S.A.       Costa Rica               100.00
 H.B. Fuller Costa Rica, S.A.             Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Acrilicos de Centroamerica, S.A.         Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Alfombras Canon, S.A.                    Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Analko, S.A.                             Kativo Chemical Industries, S.A.       Costa Rica               100.00 *
 Sinteticos, S.A.                         Kativo Chemical Industries, S.A.       Costa Rica               100.00
 Deco Tintas, S.A.                        Kativo Chemical Industries, S.A.       Costa Rica               100.00
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Dominicana, S.A.             Kativo Chemical Industries, S.A.   Dominican Republic            79.08
                                          Chemical Supply Corporation                                      20.92
- --------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Ecuador, S.A.                Kativo Chemical Industries, S.A.         Ecuador                50.000
                                          Chemical Supply Corporation                                     49.999
                                          Minority                                                         0.001
 Inversiones Kem Supply, S.A.             H.B. Fuller Ecuador, S.A.                Ecuador                100.00 *
- --------------------------------------------------------------------------------------------------------------------
 Kativo de El Salvador, S.A.              Kativo Chemical Industries, S.A.       El Salvador              100.00
                                          Minority                                                          0.00
 Kativo Industrial de El Salvador, S.A.   Kativo Chemical Industries, S.A.       El Salvador               80.00
                                          Chemical Supply Corporation                                      20.00
 H.B. Fuller El Salvador, S.A.            Kativo Chemical Industries, S.A.       El Salvador               80.00
                                          Chemical Supply Corporation                                      20.00
 Deco Tintas de El Salvador, S.A.         Kativo Chemical Industries, S.A.       El Salvador               80.00 *
                                          Chemical Supply Corporation                                      20.00
- --------------------------------------------------------------------------------------------------------------------
 Norchem, Ltda.                           Kativo Chemical Industries, S.A.      Grand Cayman              100.00 *
- --------------------------------------------------------------------------------------------------------------------
 Kativo Comercial de Guatemala, S.A.      Kativo Chemical Industries, S.A.        Guatemala                80.00
                                          Chemical Supply Corporation                                      20.00
 Compania Mercantil de Pinturas           Kativo Chemical Industries, S.A.        Guatemala               100.00 *
 Kativo de Guatemala, S.A.                Minority                                                          0.00
 Kiosko de Pinturas, S.A.                 Kativo de Guatemala, S.A.               Guatemala               100.00 *
                                          Minority                                                          0.00
 H.B. Fuller Guatemala, S.A.              Kativo Chemical Industries, S.A.        Guatemala                80.40
                                          Chemical Supply Corporation                                      19.60
 Sinteticos de Guatemala, S.A.            Kativo Chemical Industries, S.A.        Guatemala                80.00
                                          Chemical Supply Corporation                                      20.00
 Punto de Viniles, S.A.                   Sinteticos de Guatemala, S.A.           Guatemala               100.00 *
 Alfombras Canon de Guatemala, S.A.       Sinteticos de Guatemala, S.A.           Guatemala               100.00 *
- -----------------------------------------------------------------------------------------------------------------
 *  -- Inactive Entities

                                                                      Exhibit 21
                                                                      ----------

 KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
 AS OF SEPTEMBER 30, 1994

                                                                                                    PERCENTAGE
                                                                               JURISDICTION OF       OF VOTING
              SUBSIDIARY                     OWNER OF VOTING SECURITIES         ORGANIZATION        SECURITIES
 ---------------------------------------- --------------------------------- --------------------- ----------------
 Kativo de Honduras, S.A.                 Kativo Chemical Industries, S.A.        Honduras                 69.29
                                          Fuller Istmena, S.A.                                             30.65
                                          Colorcentro, S.A.                                                 0.02
                                          H.B. Fuller Panama, S.A.                                          0.02
                                          Kativo de Panama, S.A.                                            0.02
 Aerosoles de Centroamerica, S.A.         Kativo Chemical Industries, S.A.        Honduras                 99.88
                                          H.B. Fuller Panama, S.A.                                          0.09
                                          Minority                                                          0.03
 Alfombras Canon, S.A.                    Kativo Chemical Industries, S.A.        Honduras                 78.00 *
                                          H.B. Fuller Panama, S.A.                                          5.00
                                          Kativo de Panama, S.A.                                           10.00
                                          Fuller Istmena, S.A.                                              5.00
                                          Colorcentro                                                       2.00
 Comercial Punto de Viniles, S.A.         Kativo Chemical Industries, S.A.        Honduras                 68.00 *
                                          Fuller Istmena, S.A.                                              8.00
                                          H.B. Fuller Panama, S.A.                                          8.00
                                          Kativo de Panama, S.A.                                            8.00
                                          Colorcentro, S.A.                                                 8.00
 Kiosko Comercial, S.A.                   Kativo Chemical Industries, S.A.        Honduras                 60.00 *
                                          Fuller Istmena, S.A.                                              8.00
                                          Kativo de Panama, S.A.                                           16.00
                                          H.B. Fuller Panama, S.A.                                          8.00
                                          Colorcentro, S.A.                                                 8.00
 Kativo Comercial, S.A.                   Kativo Chemical Industries, S.A.        Honduras                 15.00
                                          Fuller Istmena, S.A.                                             25.00
                                          Kativo de Panama, S.A.                                           25.00
                                          H.B. Fuller Panama, S.A.                                         15.00
                                          Colorcentro, S.A.                                                20.00
 Punto de Viniles, S.A.                   Kativo Chemical Industries, S.A.        Honduras                 72.00 *
                                          Fuller Istmena, S.A.                                              8.00
                                          Kativo de Panama, S.A.                                           10.00
                                          H.B. Fuller Panama, S.A.                                          8.00
                                          Colorcentro, S.A.                                                 2.00
 Kiosko de Pinturas, S.A.                 Kativo Chemical Industries, S.A.        Honduras                 62.00 *
                                          Fuller Istmena, S.A.                                              8.00
                                          Kativo de Panama, S.A.                                           20.00
                                          H.B. Fuller Panama, S.A.                                          8.00
                                          Colorcentro, S.A.                                                 2.00
 Fabrica de Pinturas Surekote             Kativo Chemical Industries, S.A.        Honduras                  0.19 *
 de Honduras, S.A.                        Kativo de Nicaragua                                               0.10
                                          H.B. Fuller Nicaragua                                             0.10
                                          Kativo de Honduras, S.A.                                         99.52
                                          Minority                                                          0.10
 Servicios e Inversiones                  Kiosko de Pinturas, S.A.                Honduras                  0.40 *
 de Honduras, S.A.                        Kiosko Comercial, S.A.                                            0.40
                                          Kativo Comercial, S.A.                                            0.40
                                          Aerosoles de Centroamerica, S.A.                                  0.40
                                          Kativo de Honduras, S.A.                                         98.40
 Deco Tintas De Honduras, S.A.            Kativo Chemical Industries, S.A.        Honduras                 80.00 *
                                          Chemical Supply Corporation                                      19.95
                                          Kativo de Panama, S.A.                                            0.02
                                          H.B. Fuller Panama, S.A.                                          0.02
                                          Decotintas de Panama, S.A.                                        0.02
 H.B. Fuller Honduras, S.A.               Kativo Chemical Industries, S.A.        Honduras                 20.00
                                          Fuller Istmena, S.A.                                             20.00
                                          Kativo de Panama, S.A.                                           20.00
                                          H.B. Fuller Panama, S.A.                                         20.00
                                          Chemical Supply Corporation                                      20.00
 Comercial Fuller, S.A.                   Kativo Chemical Industries, S.A.        Honduras                 61.00
                                          Kativo Comercial, S.A. (Panama)                                  10.00
                                          Kativo de Panama, S.A.                                           10.00
                                          H.B. Fuller Panama, S.A.                                          4.00
                                          Chemical Supply Corporation                                      15.00
- -----------------------------------------------------------------------------------------------------------------
 *  -- Inactive Entities

                                                                      Exhibit 21
                                                                      ----------

 KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
 AS OF SEPTEMBER 30, 1994

                                                                                                        PERCENTAGE
                                                                                   JURISDICTION OF       OF VOTING
              SUBSIDIARY                         OWNER OF VOTING SECURITIES         ORGANIZATION        SECURITIES
 -------------------------------------------- --------------------------------- --------------------- ----------------
 H.B. Fuller Mexico, S.A.                     Kativo Chemical Industries, S.A.         Mexico                100.000
                                              Minority                                                         0.000
- ------------------------------------------------------------------------------------------------------------------------
 Industrias Kativo de Nicaragua, S.A.         Kativo Chemical Industries, S.A.        Nicaragua                99.99
                                              Minority                                                          0.01
 Distribuidora Industrial y Comercial, S.A.   Sinteticos, S.A.                        Nicaragua                86.00 *
                                              Minority                                                         14.00
 H.B. Fuller Nicaragua, S.A.                  Kativo Chemical Industries, S.A.        Nicaragua                99.80
                                              Minority                                                          0.20
- ------------------------------------------------------------------------------------------------------------------------
 Chemical Supply Corporation                  Kativo Chemical Industries, S.A.         Panama                 100.00
 Kativo de Panama, S.A.                       Kativo Chemical Industries, S.A.         Panama                 100.00
 Kativo Comercial, S.A.                       Kativo de Panama, S.A.                   Panama                 100.00
 Colorcentro, S.A.                            Kativo de Panama, S.A.                   Panama                 100.00
 Fuller Istmena, S.A.                         Kativo de Panama, S.A.                   Panama                 100.00
 Procesamientos Contables, S.A.               Kativo de Panama, S.A.                   Panama                 100.00
 Alquileres Industriales, S.A.                Kativo de Panama, S.A.                   Panama                 100.00
 Alfombras Canon, S.A.                        Kativo de Panama, S.A.                   Panama                 100.00 *
 Deco Tintas Comerciales, S.A.                Kativo Chemical Industries, S.A.         Panama                 100.00
 H.B. Fuller Panama, S.A.                     Kativo Chemical Industries, S.A.         Panama                 100.00
 H.B. Fuller Comercial, S.A.                  H.B. Fuller Panama, S.A.                 Panama                 100.00
 Deco Tintas de Panama, S.A.                  Kativo Chemical Industries, S.A.         Panama                 100.00
 Vigilia, S.A.                                Kativo de Panama, S.A.                   Panama                 100.00 *
 Sistema Integrados, S.A.                     H.B. Fuller Panama, S.A.                 Panama                 100.00
- ------------------------------------------------------------------------------------------------------------------------
 Chemical Supply Poruana, S.A.                Chemical Supply Corporation               Peru                  99.999
                                              Minority                                                         0.001
 H.B. Fuller Peru, S.A.                       Chemical Supply Peruana, S.A.             Peru                   50.00
                                              Kativo Chemical Industries, S.A.                                 50.00
- ------------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Uruguay, S.A.                    H.B. Fuller Argentina, S.A.              Uruguay                100.00
- ------------------------------------------------------------------------------------------------------------------------
 H.B. Fuller Venezuala, S.A.                  Kativo Chemical Industries, S.A.        Venezuala               100.00
- ------------------------------------------------------------------------------------------------------------------------
 *  -- Inactive Entities